Exhibit 10.18.1
MODIFICATION AGREEMENT
          THIS MODIFICATION AGREEMENT, dated as of July 31, 2007 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), between COLUMN FINANCIAL, INC., having an address at 11 Madison Avenue, New York, New York 10010 (“Lender”) and the entities set forth on Schedule I annexed hereto and made a part hereof, each having its principal place of business at 4445 Willard Avenue, 12th Floor, Chevy Chase, MD 20815 (collectively, and jointly and severally, “Borrower”).
RECITALS
     A. Lender made a loan (the “Loan”) to Borrower in the original principal amount of $287,182,422.00 subject to and in accordance with the terms of that certain Amended and Restated Loan Agreement dated as of March 29, 2007 (the “Existing Loan Agreement”).
     B. The Loan is evidenced by that certain amended and restated promissory note dated as of March 29, 2007 in the principal amount of $287,182,422.00 (the “Existing Note”).
     C. Concurrently with the execution and delivery of this Agreement, (1) Lender is making a $36,140,981.00 mezzanine loan to CSE Casablanca Holdings II, LLC, the owner, directly or indirectly, of 100% of the ownership interests in Borrower; (2) CSE Casablanca Holdings II, LLC is contributing the proceeds of said mezzanine loan to Borrower; (3) Borrower is prepaying $36,140,981.00 of principal of the Loan and Lender is accepting such prepayment without requiring the payment of any prepayment fee or premium; and (4) Borrower is executing and delivering to Lender that certain second amended and restated promissory note dated as of the date hereof in the original principal amount of $250,000,000.00 (the “Second AR Note”) which amends and restates in its entirety the Existing Note.
     D. Lender and Borrower desire to modify the Existing Loan Agreement and the other Loan Documents (as such term is defined in the Existing Loan Agreement) subject to and in accordance with the terms and provisions of this Agreement.
AGREEMENT
     1. Definitions. All capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Existing Loan Agreement.
     2. Partial Prepayment of Note. Concurrently with the execution of this Agreement, Borrower has made a voluntary partial prepayment of the principal amount of the Note in the amount of $36,140,981.00. Lender hereby accepts such voluntary partial prepayment and waives the payment of the Prepayment Premium or any other prepayment fee or premium. The parties hereby stipulate that, as of the date hereof, the outstanding principal amount of the Note is $250,000,000.00.
     3. Modifications to Existing Loan Agreement.

          (a) Article I of the Existing Loan Agreement is hereby amended as follows:
          (i) The following new definitions are hereby added to Article I of the Existing Loan Agreement:
     “Approved Mezzanine Lender” shall mean (i) Column; (ii) a Qualified Transferee, (iii) any person to whom Column transfers the Mezzanine Loan; or (iv) a successor holder of the Mezzanine Loan that (A) has been approved by Lender acting reasonably and (B) after the occurrence of a Securitization, has obtained a Rating Comfort Letter with respect to the transfer of the Mezzanine Loan to such holder or (iv) the lender under any other Approved Mezzanine Loan that has been approved by Lender acting reasonably and the applicable Rating Agencies.
     “Approved Mezzanine Loan” shall mean (i) the Mezzanine Loan and (ii) a loan from an Approved Mezzanine Lender to Mezzanine Loan Borrower, the proceeds of which are used to refinance the Mezzanine Loan, provided that: (i) such loan shall be secured by the same collateral as the Mezzanine Loan; (ii) the loan documents evidencing and securing such loan shall be substantially similar in form and substance to the Mezzanine Loan Documents or shall have been approved by Lender in its reasonable discretion; (iii) such loan shall be in an amount that does not exceed the original principal amount of the Mezzanine Loan, and shall otherwise be on terms and conditions that are not materially less favorable to the Mezzanine Loan Borrower than the terms and conditions of the Mezzanine Loan; (iv) the term of such Approved Mezzanine Loan shall expire no earlier than the Maturity Date; (v) the Approved Mezzanine Lender shall enter into an intercreditor agreement on terms and conditions that are reasonably satisfactory to the Approved Mezzanine Lender and the Senior Lender, and (vi) if such refinancing of the Mezzanine Loan occurs after a Securitization, no such refinancing shall be permitted which would result in a downgrade, qualification or withdrawal of any of the ratings of any of the Securities issued in such Securitization.
     “Column” shall mean Column Financial Inc.
     “Eligibility Requirements” means, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity of $250,000,000 and (ii) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial mortgage properties.
     “Mezzanine Loan” shall mean that certain mezzanine loan in the principal amount of $36,140,981.00 made on the date hereof by Column to Mezzanine Loan Borrower, and evidenced and secured by the Mezzanine Loan Documents.
      “Mezzanine Loan Borrower” shall mean CSE Casablanca Holdings II, LLC, a Delaware limited liability company.
     “Mezzanine Loan Documents” shall mean (i) that certain Mezzanine Loan Agreement of even date herewith (the “Mezzanine Loan Agreement”) between Column and Mezzanine Loan Borrower, (ii) that certain Promissory Note of even date herewith (the “Mezzanine Note”) in the original principal amount of the Mezzanine Loan made by Mezzanine Loan Borrower and payable to Column (and any successor holder of the Mezzanine Loan), (iii) that certain Pledge and Security Agreement of even date herewith (the “Mezzanine Pledge”) made by Mezzanine Loan Borrower in favor of Column, (iv) each UCC Financing Statement executed by Mezzanine Loan Borrower in favor of Column in connection with the foregoing and (v) any other “Loan Document”, as defined in the Mezzanine Loan Agreement referred to in clause (i) above, as each of the foregoing may be modified, amended and restated from time to time with the consent of Lender. Without limiting the foregoing, the term Mezzanine Loan Documents shall also include all documents, agreements or instruments evidencing, securing or delivered to an Approved Mezzanine Lender in connection with any Approved Mezzanine Loan.
     “Mezzanine Loan Liens” shall mean (i) the Liens in favor of the holder of the Mezzanine Loan created pursuant to the Mezzanine Loan Documents and (ii) Liens on the membership interests held by Mezzanine Loan Borrower in Borrower pursuant to any other Approved Mezzanine Loan.
     “Monthly Debt Service Payment Amount” shall mean as to each Payment Date, an amount equal to the scheduled payment of principal and interest payable by Borrower to Lender under this Agreement.
     “Monthly Mezzanine Debt Service Payment” shall mean as to each Payment Date, an amount equal to the scheduled payment of principal and interest payable by

     Mezzanine Loan Borrower pursuant to the terms of the Mezzanine Loan Documents.
     “Qualified Transferee” shall mean one or more of the following:
               (A) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (A) satisfies the Eligibility Requirements;
               (B) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (B) satisfies the Eligibility Requirements;
               (C) an institution substantially similar to any of the foregoing entities described in clauses (A) or (B) that satisfies the Eligibility Requirements;
               (D) any entity Controlled by any of the entities described in clauses (A) (B) or (C) above;
               (E) a Qualified Trustee in connection with a securitization of, the creation of collateralized debt obligations (“CDO”) secured by or financing through an “owner trust” of, the Mezzanine Loan (collectively, “Securitization Vehicles”), so long as (A) the special servicer or manager of such Securitization Vehicle has the Required Special Servicer Rating and (B) the entire “controlling class” of such Securitization Vehicle, other than with respect to a CDO Securitization Vehicle, is held by one or more entities that are otherwise Qualified Transferees under clauses (A), (B), (C), or (D) of this definition; provided that the operative documents of the related Securitization Vehicle require that (1) in the case of a CDO Securitization Vehicle, the “equity interest” in such Securitization Vehicle is owned by one or more entities that are Qualified Transferees under clauses (A), (B), (C) or (D) of this definition and (2) if any of the relevant trustee, special servicer, manager fails to meet the requirements of this clause (E), such Person must be replaced by a Person meeting the requirements of this clause (E) within thirty (30) days; or
               (F) an investment fund, limited liability company, limited partnership or general partnership where a Permitted Fund Manager or an entity that is otherwise a Qualified Transferee under clauses (A), (B), (C), or (D) of this definition acts as the general partner, managing member or fund manager and at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Transferees under clauses (A), (B), (C), or (D) of this definition.

For the purposes of this definition, the term “Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise and “controlled by,” “controlling” and “under common control with” shall have the respective correlative meaning thereto.
     “Permitted Fund Manager” means any Person that on the date of determination is (i) a nationally recognized manager of investment funds investing in debt or equity interests relating to commercial real estate (ii) investing through a fund with committed capital of at least $250,000,000 and (iii) not subject to a Bankruptcy Action.
     “Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two rating categories of each of the Rating Agencies.
     “Rating Comfort Letter” shall mean a letter issued by each of the applicable Rating Agencies which confirms that the taking of the action referenced to therein will not result in any qualification, withdrawal or downgrading of any existing ratings of Securities created in a Securitization.
          (ii) The definition of “Cash Management Agreement” is modified by adding the following at the end thereof: “The term “Cash Management Agreement” shall not include the Mezzanine Cash Management Agreement.”
          (iii) The definition of “Debt Service Coverage Ratio” is deleted and the following inserted in its place:
     “Debt Service Coverage Ratio” shall mean a ratio for the applicable period in which:
(a)	the numerator is the Net Cash Flow (excluding interest on credit accounts) for such period as set forth in the financial statements required hereunder; and

(b)	the denominator is the sum of (i) the Debt Service due and payable under the Note for such period and (ii) the scheduled principal and/or interest payments due and payable with respect to the Mezzanine Loan for such period.
          (iv) The definition of “Environmental Indemnity” is modified by adding the following at the end thereof: “The term “Environmental Indemnity” shall not include the Mezzanine Loan Environmental Indemnity.”
          (v) The definition of “Guaranty” is modified by adding the following at the end thereof: “The term “Guaranty” shall not include the Mezzanine Guaranty.”
          (vi) The definition of “Indebtedness” is modified by adding the following at the end thereof: “For the purposes hereof, the term “Indebtedness” does not include the obligations secured by the Assignment of Title Proceeds executed by Borrower on or about the date hereof.”
          (vii) The definition of “Lease Debt Service Coverage Ratio” is deleted and the following is inserted in its place:
     “Lease Debt Service Coverage Ratio” shall mean a ratio for the applicable period in which:
(a)	the numerator is the Rents (without duplication) payable to Borrower under the Operating Leases for such period; and

(b)	the denominator is the sum of (i) the Debt Service due and payable under the Note for such period and (ii) the scheduled principal and/or interest payable due and payable with respect to the Mezzanine Loan for such period.
          (viii) The definition of “Lender” is deleted and the following inserted in its place: “Lender” shall have the meaning set forth in the introductory paragraph hereto, in its capacity as holder of the Note and the other Loan Documents, together with its successors and assigns in such capacity.”
          (ix) The definition of “Loan Documents” is modified by adding the following at the end thereof: “Notwithstanding anything to the contrary in any of the Loan Documents, the term “Loan Documents” shall not include either (A) the Mezzanine Loan Documents or (B) any intercreditor agreement, or similar agreement, to which Borrower is not a signatory, it being the intention of the parties that the rights and obligations of Lender, on one hand, and Borrower and each Affiliate of Borrower which has any obligations under the Loan Documents, on the other hand, solely as to each other under each and every one of the Loan Documents shall be unaffected by the existence or contents of any such agreement, as if such agreement did not exist.”

          (x) The definition of “Note” is modified by adding the following at the end thereof: “The term ‘Note’ shall not include Mezzanine Note.”
          (xi) The definition of “Operating Expenses” is modified by the adding the following immediately after term “Debt Service”; “and debt service on the Mezzanine Loan.”
          (xii) The definition of “Permitted Encumbrances” is modified by adding the following at the end thereof: “and (g) the Mezzanine Loan Liens”.
          (xiii) The definition of “Spread” is deleted and the following is inserted in its place:
          “Spread” shall mean 1.5391875634%
          (b) All references in the Existing Loan Agreement to the “Interest Rate Cap Agreement” shall have the meaning ascribed to the term in the Collateral Assignment of Interest Rate Cap Agreement (Senior Loan) dated as of the date hereof by CSE Mortgage LLC (“CSE Mortgage”) in favor of Lender. As of the date hereof, the Collateral Assignment of Interest Rate Cap Agreement dated as of March 29, 2007 by CSE Mortgage in favor of Lender and the security interests created thereby, are hereby released. CSE Mortgage is hereby authorized to file in such place or places as it deems appropriate a termination of the financing statement previously filed in connection with such Collateral Assignment of Interest Rate Cap Agreement dated as of March 29, 2007.
          (c) Section 2.5.l(f) of the Existing Loan Agreement is hereby modified by deleting the words “10% of the original principal amount of the Loan” at the end thereof and inserting the amount “$25,000,000” in its place.
          (d) Section 2.6.2(b) of the Existing Loan Agreement is hereby modified by renumbering existing clause (vii) as clause (ix) and inserting the following clauses (vii) and (viii):
     (vii) If the Mezzanine Loan or any portion thereof is outstanding, to make payments in the amount of the Monthly Mezzanine Debt Service Payment into the subordinate cash management account established under the Mezzanine Loan Agreement;
     (viii) If the Mezzanine Loan or any portion thereof is outstanding and it is then not a Cash Trap Period, to make payments in such amounts as shall be stated in a notice from Approved Mezzanine Lender to Cash Management Bank into the subordinate cash management account established under the Mezzanine Loan Agreement; and
          (e) Section 2.8(1) is hereby amended by inserting the word “Mezzanine” immediately prior to the word “Loan”.

          (f) Section 2.10 of the Existing Loan Agreement is hereby modified by adding the following new clause (f) at the end thereof:
     (f) As long as the Mezzanine Loan is outstanding, Mezzanine Borrower has either (A) properly and timely extended the maturity date of the Mezzanine Loan so that the extended maturity date of the Mezzanine Loan is the same date as the applicable Extended Maturity Date; or (B) paid the Mezzanine Loan in full, through re-financing or otherwise.
          (g) Section 5.2.10(e) of the Existing Loan Agreement is hereby amended by deleting the word “or” between clauses (i) and (j) and inserting the word “and” in its place.
          (h) The following new Section 7.8 is hereby added to the end of Article VII of the Existing Loan Agreement:
          Section 7.8 Required Environmental Remediation Funds.
          7.8.1 Deposit. On the Initial Closing Date Borrower deposited with Lender the amount of $144,950.00 for deposit by Lender into an account (the “Required Environmental Remediation Account”).
          7.8.2 Required Environmental Remediation Work. Lender acknowledges that, prior to the date hereof, (a) other than covenants with respect to the Gateway Nursing Center, the Pilot Point Countryside Manor and the Amarillo Country Club Manor, Borrower timely performed and satisfied all covenants made in Schedule VIII, and (b) no amount in the Required Environmental Remediation Account have been expended by Lender. Notwithstanding anything to the contrary in said Schedule VIII, Borrower will perform and satisfy the remaining covenants set forth on Schedule VIII on or before September 15, 2007. Schedule VIII is hereby amended to provide, (a) with respect to the Pilot Countryside Manor facility, “Repair and provide secondary containment for damaged 50-gallon diesel AST, if legally required, $500”; (b) with respect to the Amarillo Country Club Manor facility, “Remove or label two (2) unlabeled 55-gallon drums, $500”.
          7.8.3 Disbursement. Provided that there is no uncured Event of Default, upon Borrower completing the environmental remediation work set forth in Schedule VIII and providing to Lender the required documentation described therein, Lender will disburse all monies then in the Required Environmental Remediation Account promptly after Borrower submits to Lender a written request for the disbursement of such monies.
          (i) Section 8.1(c) of the Existing Loan Agreement is hereby amended by deleting the words “10% of the original principal amount of the Loan” in the last two lines thereof and inserting the amount “$25,000,000” in its place.
          (j) Section 8.1(e) of the Existing Loan Agreement is hereby amended by deleting the amount “$30 Million” in line 15 thereof and inserting the amount “$26,132,500.00” in its place.

          (k) Section 8.2(c) of the Existing Loan Agreement is hereby amended by (1) deleting the words “At any time (whether before or during the occasions of an Event of Default)” at beginning thereof and inserting the words “At any time during the continuance of an Event of Default” in their place; (2) inserting the words “during the continuance of an Event of Default” immediately following the words “from time to time” in the second sentence thereof; and (3) inserting the words “during the continuance of an Event of Default” at the end of the third sentence thereof.
          (1) Section 9.7 of the Existing Loan Agreement is hereby deleted.
          (m) Schedule I to the Existing Loan Agreement is hereby deleted and Schedule I attached hereto is inserted in its place.
          (n) Schedule IX of the Existing Loan Agreement is hereby deleted and Schedule IX attached hereto is inserted in its place.
          (o) All references in the Existing Loan Agreement to the Cash Management Agreement shall mean the Cash Management Agreement (as such term is defined in the Existing Loan Agreement), as modified by this Agreement.
          (p) All references in the Existing Loan Agreement to the Loan Agreement shall mean the Existing Loan Agreement, as modified by this Agreement, but shall not include the Mezzanine Loan Agreement.
          (q) Clause D of the final flush paragraph of Section 9.4 of the Loan Agreement is hereby amended by inserting the following immediately after the word “Transfer”: “(other than a foreclosure, or acceptance of a deed in lieu of foreclosure, with respect to one or more of the Properties by Lender, or a foreclosure by Mezzanine Lender of or Mezzanine Lender’s acceptance of an assignment in lieu of foreclosure with respect to all or part of the Pledged Collateral)”.
          (r) Section 9.4 is further modified by adding the following new flush paragraph at the end of Section 9.4:
          Notwithstanding anything to the contrary in any of the Loan Documents including, without limitation, anything to the contrary in the immediately preceding paragraphs or elsewhere in this Loan Agreement, Borrower shall not have any obligations or liabilities hereunder for any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including reasonable attorneys’ fees and costs reasonably incurred) arising out of or in connection with (i) any action or inaction of any Pledged Company or any entity owned or controlled by any Pledged Company but only to the extent such action or inaction results from the exercise of control over any such Pledged Company or such entity owned or controlled by any Pledged Company by Lender, (ii) any action or omission which occurs after the completion of a private or public sale of the Pledged Company Interests (as defined in the Pledge Agreement) or after acceptance of an assignment in lieu of foreclosure with respect to the Pledged Company Interests or (iii) any act or omission relating to any Individual Property which occurs after Lender completes a foreclosure with respect to such

Individual Property or accepts a deed in lieu of foreclosure with respect to such Individual Property.
          (s) Lender acknowledges that, pursuant to Section 6.1(g) of the Existing Loan Agreement, as of the date hereof, to Lender’s actual knowledge, (1) Borrower is maintaining such Policies and coverages as it is obligated to maintain pursuant to the Loan Agreement; and (2) Borrower has provided to Lender such certificates and information with respect to the Policies as Borrower is required to provide to Lender.
          (t) To the extent Lender’s consent is necessary, Lender hereby consents to the execution, delivery and performance of the Mezzanine Loan Documents and to the transactions contemplated thereby, including, without limitation,
          (1) The restatement of the limited liability company agreements in the form executed and delivered on or about the date hereof of (i) some or all of the Borrower Entities, (ii) the Maryland Guarantors and (iii) the Principals;
          (2) the formation of the Mezzanine Borrower by CSE Casablanca Holdings LLC (“Holdings”) as a wholly-owned subsidiary of Holdings;
          (3) the pledge and assignment by Holdings to the Mezzanine Borrower of 100% of its ownership interest in the Pledged Companies;
          (4) the creation and perfection by Mezzanine Lender of its security interests in the Pledged Collateral;
          (5) the granting of liens by the Mezzanine Borrower in the proceeds of Rents and other cash flow on the terms and conditions set forth in Mezzanine Cash Management Agreement; and perfection by Mezzanine Lender of its security interest in such Rents and other cash flow;
          (6) the granting of liens by Borrower in title insurance proceeds to which Borrower and its Affiliates may be entitled, and the perfection by Mezzanine Lender of its security interest in such proceeds; and
          (7) the termination of the original Interest Rate Cap Agreement and replacement thereby with two new interest rate cap agreements, and the execution of the respective collateral assignments thereof on the terms and conditions set forth therein, and the perfection by Mezzanine Lender of its security interests in such interest rate cap agreements.
Lender represents that no Securitization has occurred prior to the date hereof, and that no consent of any Rating Agency or Person claiming under or through Lender is required in connection with the transactions contemplated by this Agreement and the Mezzanine Loan Documents, other than consents which have been obtained.
          (u) Section 2.6.2(b) of the Existing Loan Agreement is hereby amended by renumbering existing clause (viii) as clause (x) and inserting the following new clauses (vii) through (ix);

     (vii) If the Mezzanine Loan (or any portion thereof) is outstanding, to make payment in the amount of the Monthly Mezzanine Debt Service Payment into the cash management account established under the Mezzanine Loan Agreement;
     (viii) If Mezzanine Lender has delivered the Deposit Notice to the Cash Management Bank as described in Section 3(a) of the Mezzanine Cash Management Agreement, to make payment in the amount set forth in the Deposit Notice into the cash management account established under the Mezzanine Loan Agreement;
     (ix) If Mezzanine Lender has delivered the ED-CTP Notice to the Cash Management Bank as described in Section 3(a) of the Mezzanine Cash Management Agreement, to make payment in the amount set forth in the ED-CTP Notice into the cash management account established under the Mezzanine Loan Agreement.
          (v) Section 2.8(d) of the Existing Loan Agreement is hereby amended by deleting the phrase “25% of the number of properties” and replacing it with the phrase “25% of the total number of properties in all states”.
          (w) Section 4.1.34 of the Existing Loan Agreement is hereby amended by deleting clause (a) thereof and replacing it with the following, effective as of the Closing Date, “(a) required to be registered as an “investment company” or a company “controlled” by a Person required to be registered as an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.”
     4. Modifications to Cash Management Agreement.
          (a) Section 3(k) of the Cash Management Agreement is hereby amended by adding the following at the end thereof: “provided that the cash management bank under the cash management agreement for the Mezzanine Loan is given notice of such replacement.”
          (b) Section 4(a) of the Cash Management Agreement is hereby amended by renumbering existing clause (viii) as clause (xii) and inserting the following new clauses (viii) through (x):
     (viii) If the Mezzanine Loan (or any portion thereof) is outstanding, to make payment in the amount of the Monthly Mezzanine Debt Service Payment into the cash management account established under the Mezzanine Loan Agreement;
     (ix) If Mezzanine Lender has delivered the Deposit Notice to the Cash Management Bank as described in Section 3(a) of the Mezzanine Cash Management Agreement, to make payment in the amount set forth in the Deposit Notice into the cash management account established under the Mezzanine Loan Agreement;

     (x) If Mezzanine Lender has delivered the ED-CTP Notice to the Cash Management Bank as described in Section 3(a) of the Mezzanine Cash Management Agreement, to make payment in the amount set forth in the ED-CTP Notice into the cash management account established under the Mezzanine Loan Agreement;
     5. Modifications to Guaranty Agreement.
          (a) Clause (D) of the final flush paragraph of Section 1.2 of the Guaranty Agreement is hereby amended by inserting the following immediately after the words “Transfer”: “(other than a foreclosure, or acceptance of a deed in lieu of foreclosure, with respect to one or more of the Properties by Lender, or a foreclosure by Mezzanine Lender of or Mezzanine Lender’s acceptance of an assignment in lieu of foreclosure with respect to all or part of the Pledged Collateral)”;
          (b) Section 1.2 is further modified by adding the following new subsection (c):
          “(c) Notwithstanding anything to the contrary in any of the Loan Documents, including without limitation anything to the contrary in the immediately preceding paragraphs or elsewhere in this Guaranty, Guarantor shall not have any obligations or liabilities hereunder for any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including reasonable attorneys’ fees and costs reasonably incurred) arising out of or in connection with (i) any action or inaction of any Pledged Company, or any entity owned or controlled by any Pledged Company, but only to the extent such action or inaction results from the exercise of control over any such Pledged Company or such entity owned or controlled by any Pledged Company by Lender, (ii) any action or omission which occurs after the completion of a private or public sale of the Pledged Company Interests (as defined in the Pledge Agreement) or after acceptance of an assignment in lieu of foreclosure with respect to the Pledged Company Interests or (iii) any act or omission relating to any Individual Property which occurs after Lender completes a foreclosure with respect to such Individual Property or accepts a deed in lieu of foreclosure with respect to such Individual Property.
     6. Representations and Warranties. Without limiting in any way any representation or warranty in any Loan Document, Borrower represents and warrants to Lender as follows:
          (a) The execution and delivery by Borrower of this Agreement and Borrower’s performance of its obligations hereunder provided for in this Agreement (i) have been duly authorized by all requisite action on the part of Borrower, (ii) will not violate any provision of any applicable legal requirements, any order, writ, decree, injunction or demand of any court or other governmental authority, any organizational document of Borrower or any indenture or agreement or other instrument to which Borrower is a party or by which the Borrower is bound, (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of the Borrower pursuant to, any indenture or agreement or instrument and (iv) have been duly executed and delivered by Borrower. Except for those obtained or filed on or prior to the date hereof, the Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement. This Agreement has been duly authorized, executed and delivered by Borrower.
               (b) This Agreement is a legal, valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors’ rights generally and to equitable principles.
               (c) There are no existing claims or causes of action by Borrower against Lender relating to or arising out of the Existing Loan, and the Loan Documents and there are no offsets or defenses by Borrower to the payment of any amounts required to be paid by Borrower under the Loan Documents, or otherwise to the enforcement by Lender of the Loan Documents.
     7. Miscellaneous.
          (a) All references in the Loan Documents to the “Loan Agreement” shall hereafter mean the Existing Loan Agreement, as modified by this Agreement, and as it may be amended, modified, restated, consolidated or supplemented from time to time after the date hereof, but shall not include the Mezzanine Loan Agreement.
          (b) At any time and from time to time, Mezzanine Borrower may refinance the Mezzanine Loan with an Approved Mezzanine Loan. At any time and from time to time, Mezzanine Borrower and those of its Affiliates who have obligations under the Mezzanine Loan may amend or modify the Mezzanine Loan with Lender’s prior consent, which consent shall not be reasonably withheld, conditioned or delayed provided that the Mezzanine Loan remains an Approved Mezzanine Loan.
          (c) All references in the Loan Documents to the “Note” shall hereafter mean the Second AR Note, as it may be amended, modified, restated, consolidated or supplemented from time to time after the date hereof, but shall not include the Mezzanine Note. Lender hereby represents to Borrower that the original of that certain Promissory Note dated December 1, 2006 by Borrower in the original principal amount of $287,182,422 has been endorsed by Lender with the following legend on the face and signature pages thereof: “This Promissory Note has been amended and restated in its entirety by that certain Amended and Restated Promissory Note made by Borrower to Lender dated March 29, 2007.” Lender covenants that, within 10 Business Days of the date hereof, Lender shall cause (1) the original of the Existing Note to be endorsed by Lender with the following legend on the face and signature pages thereof: “This Promissory Note has been amended and restated in its entirety by that certain Second Amended and Restated Promissory Note made by Borrower to Lender dated as of July 31, 2007”, and (2) a true and complete copy thereof, including such endorsement, to be delivered to Borrower
          (d) This Agreement constitutes the entire agreement among the parties concerning its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns. This Agreement may be executed in two or more counterparts and by facsimile each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          (e) Borrower and Lender confirm and ratify the terms and provisions of the Loan Documents, as modified hereby, and agree that the Loan Documents, as so modified, remain in full force and effect as of the date hereof, and nothing herein contained shall be construed to impair the security or affect the first priority of the lien of any mortgage, nor impair any rights or powers which Lender or its successors may have for nonperformance of any term of any of the Loan Documents. Borrower and Lender further reaffirm and ratify their respective obligations to be bound by and perform all of the terms of the Loan Documents.
          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to New York’s principles of conflict of law).
          (g) Borrower confirms and acknowledges that concurrently with the execution and delivery of this Agreement, Lender has paid to Borrower all costs and expenses (including reasonable attorneys’ fees) incurred by Borrower in connection with the negotiation, execution and delivery of this Agreement, the Mezzanine Loan Documents and the other instruments and agreements contemplated hereby or thereby (including all actual costs incurred by any Rating Agencies, the Cap Provider, the Cash Management Bank, the Lockbox Bank and the Title Company in connection with the transactions contemplated by this Agreement, the Mezzanine Loan Documents and the other instruments and agreements contemplated hereby or thereby).
     8. Intercreditor Agreement.
     Borrower hereby acknowledges and agrees that any intercreditor agreement or other agreement entered into between Lender and Mezzanine Lender will be solely for the benefit of, and solely bind, Lender and Senior Lender, and that Borrower and Owner shall not be intended third-party beneficiaries of any of the provisions therein, shall have no rights thereunder and shall not be entitled to rely on any of the provisions contained therein, and such agreement shall not bind Borrower or Owner.
(Signatures on following page)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
BORROWER:

CSE Albany LLC,	CSE Green Bay LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Amarillo LLC, d/b/a CapitalSource
Amarillo LLC,	CSE Hilliard LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Augusta LLC,	CSE Huntsville LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Bedford LLC,	CSE Indianapolis — Continental LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Cambridge LLC,	CSE Indianapolis — Greenbriar LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Canton LLC,	CSE Issaquah LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Cedar Rapids LLC,	CSE Jeffersonville — Hillcrest Center LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Chelmsford LLC,	CSE Jeffersonville — Jennings House LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Chesterton LLC,	CSE Kingsport LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Claremont LLC, d/b/a CapitalSource
Claremont LLC,	CSE Lake City LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Denver LLC,	CSE Lake Worth LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Douglas LLC,	CSE Lakewood LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Dumas LLC,	CSE Las Vegas LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Elkton LLC,	CSE Lawrenceburg LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Fort Wayne LLC,	CSE Lexington Park LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Frankston LLC, d/b/a CapitalSource
Frankston LLC,	CSE Ligonier LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Georgetown LLC,	CSE Live Oak LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Logansport LLC,	CSE Shawnee LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Lowell LLC,	CSE Stillwater LLC,

a Delaware limited liability company	a Delaware limited liability company
CSE Mobile LLC,	CSE Taylorsville LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Texarkana LLC, d/b/a CapitalSource
CSE Moore LLC,	Texarkana LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Texas City LLC, d/b/a CapitalSource Texas
CSE Omro LLC,	City LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Orange Park LLC,	CSE Upland LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Orlando — Pinar Terrace Manor LLC,	CSE West Point LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Orlando — Terra Vista Rehab LLC,	CSE Wichita LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Piggott LLC,	CSE Winter Haven LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Pilot Point LLC, d/b/a CapitalSource Pilot
Point LLC,	CSE Yorktown LLC,
a Delaware limited liability company	a Delaware limited liability company
CSE Pittsburg LLC, d/b/a CapitalSource
Pittsburg LLC,	CSE Arden L.P.,
a Delaware limited liability company	a Delaware limited partnership

CSE Ponca City LLC,	By: CSE North Carolina Holdings I LLC a Delaware limited liability company, its general partner a Delaware limited liability company
CSE Port St. Lucie LLC,	CSE King L.P.,
a Delaware limited liability company	a Delaware limited partnership

CSE Richmond LLC,	By: CSE North Carolina Holdings I LLC a Delaware limited liability company, its general partner a Delaware limited liability company
CSE Safford LLC,	CSE Knightdale L.P.,
a Delaware limited liability company	a Delaware limited partnership
CSE Salina LLC,
a Delaware limited liability company CSE Seminole LLC,	By: CSE North Carolina Holdings I LLC a Delaware limited liability company, its general partner a Delaware limited liability company

CSE Lenoir L.P.,
a Delaware limited partnership

By: CSE North Carolina Holdings I LLC
       a Delaware limited liability company, its
        general partner

CSE Walnut Cove L.P.,
a Delaware limited partnership

By: CSE North Carolina Holdings I LLC
       a Delaware limited liability company, its
        general partner

CSE Woodfin L.P.,
a Delaware limited partnership

By: CSE North Carolina Holdings I LLC
       a Delaware limited liability company, its
general partner

By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

[Signatures continue on following page]

CSE Cambridge Realty LLC, a Delaware limited liability company
By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

CSE Elkton Realty LLC, a Delaware limited liability company
By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

CSE Lexington Park Realty LLC, a Delaware limited liability company
By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

[Signatures continue on following page]

COLUMN FINANCIAL, INC.
By:	/s/ Susana Iannicelli
	Name:	Susana Iannicelli
	Title:	Vice President

CONSENT AND CONFIRMATION OF GUARANTOR
     CAPITALSOURSE INC., a Delaware corporation (“Guarantor”), as guarantor of the obligations of the borrowers listed above (collectively, “Borrower”), with respect to a loan made by Column Financial, Inc. (“Lender”) to Borrower in the original principal amount of $287,182,422.00 (the “Loan”) pursuant to a certain guaranty agreement dated as of March 29, 2007, in favor of Lender (said guaranty, the “Guaranty”), hereby (a) consents to the execution and delivery by Borrower of the modification agreement dated as of the date hereof (the “Modification Agreement”) by and between Borrower and Lender to which this consent and confirmation is attached, which Modification Agreement modifies certain of the obligations of Borrower guarantied by Guarantor pursuant to the Guaranty; and (b) confirms and agrees that the execution and delivery by Borrower of the Modification Agreement, shall not affect the obligations of Guarantor under the Guaranty, which obligations of Guarantor under the Guaranty are unmodified and in full force and effect, except as provided in the Modification Agreement and except that all references in the Guaranty to the obligations of Borrower to Lender or to the Loan Agreement, shall mean such obligations or the Existing Loan Agreement (as such term is defined in the Modification Agreement), as modified by the Modification Agreement.
Dated: as of July 31, 2007

CAPITALSOURCE INC.
By:	/s/ Jeffrey Lipson
	Name:	Jeffrey Lipson
	Title:	Treasurer

CONSENT AND CONFIRMATION OF GUARANTOR
     CSE CAMBRIDGE REALTY LLC, a Delaware limited liability company (“Guarantor”), as guarantor of the obligations of the borrowers listed above (collectively, “Borrower”), with respect to a loan made by Column Financial, Inc. (“Lender”) to Borrower in the original principal amount of $287,182,422.00 (the “Loan”) pursuant to a certain amended and restated guaranty agreement dated as of March 29, 2007, in favor of Lender (said guaranty, the “Guaranty”), hereby (a) consents to the execution and delivery by Borrower of the modification agreement dated as of the date hereof (the “Modification Agreement”) by and between Borrower and Lender to which this consent and confirmation is attached, which Modification Agreement modifies certain of the obligations of Borrower guarantied by Guarantor pursuant to the Guaranty; and (b) confirms and agrees that the execution and delivery by Borrower of the Modification Agreement, shall not affect the obligations of Guarantor under the Guaranty, which obligations of Guarantor under the Guaranty are unmodified and in full force and effect, except that all references in the Guaranty to the obligations of Borrower to Lender or to the Loan Agreement, shall mean such obligations or the Existing Loan Agreement (as such term is defined in the Modification Agreement), as modified by the Modification Agreement.
Dated: as of July 31, 2007

CSE CAMBRIDGE REALTY LLC a Delaware limited liability company
By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

CONSENT AND CONFIRMATION OF GUARANTOR
      CSE ELKTON REALTY LLC, a Delaware limited liability company (“Guarantor”), as guarantor of the obligations of the borrowers listed above (collectively, “Borrower”), with respect to a loan made by Column Financial, Inc. (“Lender”) to Borrower in the original principal amount of $287,182,422.00 (the “Loan”) pursuant to a certain amended and restated agreement dated as of March 29, 2007, in favor of Lender (said guaranty, the “Guaranty”), hereby (a) consents to the execution and delivery by Borrower of the modification agreement dated as of the date hereof (the “Modification Agreement”) by and between Borrower and Lender to which this consent and confirmation is attached, which Modification Agreement modifies certain of the obligations of Borrower guarantied by Guarantor pursuant to the Guaranty; and (b) confirms and agrees that the execution and delivery by Borrower of the Modification Agreement, shall not affect the obligations of Guarantor under the Guaranty, which obligations of Guarantor under the Guaranty are unmodified and in full force and effect, except that all references in the Guaranty to the obligations of Borrower to Lender or to the Loan Agreement, shall mean such obligations or the Existing Loan Agreement (as such term is defined in the Modification Agreement) as modified by the Modification Agreement.
Dated: as of July 31, 2007

CSE ELKTON REALTY LLC a Delaware limited liability company
By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

CONSENT AND CONFIRMATION OF GUARANTOR
     CSE LEXINGTON PARK REALTY LLC, a Delaware limited liability company (“Guarantor”), as guarantor of the obligations of the borrowers listed above (collectively, “Borrower”), with respect to a loan made by Column Financial, Inc. (“Lender”) to Borrower in the original principal amount of $287,182,422.00 (the Loan”) pursuant to a certain amended and restated guaranty agreement dated as of March 29, 2007, in favor of Lender (said guaranty, the Guaranty”), hereby (a) consents to the execution and delivery by Borrower of the modification agreement dated as of the date hereof (the Modification Agreement”) by and between Borrower and Lender to which this consent and confirmation is attached, which Modification Agreement modifies certain of the obligations of Borrower guarantied by Guarantor pursuant to the Guaranty; and (b) confirms and agrees that the execution and delivery by Borrower of the Modification Agreement, shall not affect the obligations of Guarantor under the Guaranty, which obligations of Guarantor under the Guaranty are unmodified and in full force and effect, except mat all references in the Guaranty to the obligations of Borrower to Lender or to the Loan Agreement, shall mean such obligations or the Existing Loan Agreement (as such term is defined in the Modification Agreement), as modified by the Modification Agreement.
Dated: as of July 31, 2007

CSE LEXINGTON PARK REALTY LLC a Delaware limited liability company
By:	/s/ Jeffrey A. Lipson
	Name:	Jeffrey A. Lipson
	Title:	Vice President & Treasurer

The provisions of Section 4 are hereby consented to: KEY BANK, N.A.
By:	/s/ Diane Haislip
	Name:	Diane Haislip
	Title:	VICE PRESIDENT